                                                                    EXHIBIT 20.2

[WFS FINANCIAL INC LOGO]

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005



                                                                                                                   DOLLARS
COLLECTIONS
Payments received                                                                                               57,167,752.13
          Plus / (Less) :
                    Net Servicer Advances                                                                            7,304.35
                    Investment Earnings on funds in the Collection
                    Account                                                                                         91,725.12
                                                                                                                -------------
Net Collections                                                                                                 57,266,781.60
          Plus / (Less) :
                    Funds in Spread Account                                                                     14,337,934.64

                                                                                                                -------------
Total Available Funds                                                                                           71,604,716.24
                                                                                                                =============

DISTRIBUTIONS

          Servicing Fee                                                                           1,490,819.00
          Trustee and Other Fees                                                                      4,542.19
                                                                                                  ------------

Total Fee Distribution                                                                                           1,495,361.19

          Note Interest Distribution Amount - Class A-1                                60,812.44
          Note Interest Distribution Amount - Class A-2                               973,250.00
          Note Interest Distribution Amount - Class A-3                               957,000.00
          Note Interest Distribution Amount - Class A-4                             1,116,775.00
                                                                                    ------------
                                                                                    3,107,837.44

          Note Principal Distribution Amount - Class A-1                           39,656,840.83
          Note Principal Distribution Amount - Class A-2                           12,945,824.86
          Note Principal Distribution Amount - Class A-3                                    0.00
          Note Principal Distribution Amount - Class A-4                                    0.00
                                                                                   -------------
                                                                                   52,602,665.69
Total Class A Interest and Principal Distribution                                                               55,710,503.13

          Note Interest Distribution Amount - Class B-1                               175,500.00
          Note Principal Distribution Amount - Class B-1                                    0.00
                                                                                   -------------

Total Class B Interest and Principal Distribution                                                                  175,500.00

          Note Interest Distribution Amount - Class C-1                               192,000.00
          Note Principal Distribution Amount - Class C-1                                    0.00
                                                                                   -------------

Total Class C Interest and Principal Distribution                                                                  192,000.00

          Note Interest Distribution Amount - Class D-1                               176,366.67
          Note Principal Distribution Amount - Class D-1                                    0.00
                                                                                   -------------

Total Class D Interest and Principal Distribution                                                                  176,366.67

          Spread Account Deposit                                                                                13,854,985.25
                                                                                                                -------------

Total Distributions                                                                                             71,604,716.24
                                                                                                                =============

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005

PORTFOLIO DATA:
                                                                                    # of loans
      Beginning Aggregate Principal Balance                                               82,506                 1,431,186,023.77

          Less:         Principal Payments                                                       (21,184,115.35)
                        Full Prepayments                                                  (1,398)(20,540,391.85)
                        Partial Prepayments                                                    -             -
                        Liquidations                                                        (254) (3,962,991.42)
                                                                                                  -------------
                                                                                                                   (45,687,498.62)
                                                                                                                 ----------------
      Ending Aggregate Principal Balance                                                  80,854                 1,385,498,525.15
                                                                                                                 ================

Ending Outstanding Principal Balance of Notes                                                                    1,310,054,175.14
Overcollateralization Amount                                                                                        75,444,350.01
Overcollateralization Level                                                                                                  5.45%

OTHER RELATED INFORMATION:

Spread Account:

             Beginning Balance (Including Spread and Capitalized Interest)                        14,311,860.24
                   Investment earnings on funds in spread account                                     26,074.40
                   Less: Funds included in Total Available Funds                                 (14,337,934.64)
                   Deposits                                                                       13,854,985.25
                   Reductions                                                                                 -
                                                                                                 --------------
             Ending Balance                                                                                         13,854,985.25

             Beginning Initial Deposit (Including Spread and Capitalized Interest)                16,230,477.17
                   Repayments                                                                                 -
                                                                                                 --------------
             Ending Initial Deposit                                                                                 16,230,477.17

Pre-Fund Account:
             Beginning Balance                                                                                -
                   Investment earnings on funds in pre-fund account                                           -
                   Reductions                                                                              0.00
                                                                                                 --------------
             Ending Balance                                                                                                  0.00

Servicer Advances:
             Beginning Unreimbursed Advances                                                       1,385,053.14
             Net Advances                                                                              7,304.35
                                                                                                 --------------
                                                                                                                     1,392,357.49

Net Charge-Off Data:
             Charge-Offs                                                                           3,942,092.54
             Recoveries                                                                             (643,309.16)
                                                                                                 --------------
             Net Charge-Offs                                                                                         3,298,783.38

Delinquencies ( P&I):                                                                # of loans
             30-59 Days                                                                    1,141  15,989,120.05
             60-89 Days                                                                      285   3,666,419.56
             90-119 Days                                                                      84     982,674.67
             120 days and over                                                                 5      97,700.55

Repossessions                                                                                 79     840,801.54

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the Sale and
Servicing
Agreement)                                                                           -                                          -

Cumulative Charge-Off Percentage                                                                                             0.21%

WAC                                                                                                                       10.7091%
WAM                                                                                                                        60.937

                        WFS FINANCIAL 2004-3 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005

                              BEGINNING       NOTE MONTHLY
            ORIGINAL         OUTSTANDING        PRINCIPAL        PRIOR
           PRINCIPAL          PRINCIPAL       DISTRIBUTABLE    PRINCIPAL
CLASSES     BALANCE            BALANCE           AMOUNT        CARRYOVER
------- ----------------  ----------------    -------------    ---------
  A-1     229,000,000.00     39,656,840.83    39,656,840.83       0.00

  A-2     458,000,000.00    458,000,000.00    12,945,824.86       0.00

  A-3     348,000,000.00    348,000,000.00             0.00       0.00

  A-4     341,000,000.00    341,000,000.00             0.00       0.00

  B-1      60,000,000.00     60,000,000.00             0.00       0.00

  C-1      64,000,000.00     64,000,000.00             0.00       0.00

  D-1      52,000,000.00     52,000,000.00             0.00       0.00

        ----------------  ----------------    -------------       ----
TOTAL   1,552,000,000.00  1,362,656,840.83    52,602,665.69       0.00
        ================  ================    =============       ====

             TOTAL                                       REMAINING            TOTAL
           PRINCIPAL      PRINCIPAL       CURRENT       OUTSTANDING         PRINCIPAL
         DISTRIBUTABLE   DISTRIBUTION    PRINCIPAL       PRINCIPAL         AND INTEREST
CLASSES     AMOUNT          AMOUNT       CARRYOVER        BALANCE          DISTRIBUTION
-------  -------------   -------------   ---------    ---------------      ------------
  A-1   39,656,840.83   39,656,840.83       0.00                 0.00     39,717,653.27

  A-2   12,945,824.86   12,945,824.86       0.00       445,054,175.14     13,919,074.86

  A-3            0.00            0.00       0.00       348,000,000.00        957,000.00

  A-4            0.00            0.00       0.00       341,000,000.00      1,116,775.00

  B-1            0.00            0.00       0.00        60,000,000.00        175,500.00

  C-1            0.00            0.00       0.00        64,000,000.00        192,000.00

  D-1            0.00            0.00       0.00        52,000,000.00        176,366.67

        -------------   -------------       ----     ----------------     -------------
TOTAL   52,602,665.69   52,602,665.69       0.00     1,310,054,175.14     56,254,369.80
        =============   =============       ====     ================     =============

                           NOTE MONTHLY                  TOTAL
                             INTEREST      PRIOR        INTEREST       INTEREST       CURRENT   DEFICIENCY   POLICY
  NOTE        INTEREST    DISTRIBUTABLE  INTEREST     DISTRIBUTABLE   DISTRIBUTION   INTEREST     CLAIM       CLAIM
CLASSES         RATE          AMOUNT     CARRYOVER       AMOUNT         AMOUNT       CARRYOVER    AMOUNT     AMOUNT
-------       --------   --------------  ---------    -------------   ------------   ---------  ----------   -------
  A-1         1.72515%      60,812.44        0.00        60,812.44       60,812.44      0.00         0.00      0.00

  A-2         2.55000%     973,250.00        0.00       973,250.00      973,250.00      0.00         0.00      0.00

  A-3         3.30000%     957,000.00        0.00       957,000.00      957,000.00      0.00         0.00      0.00

  A-4         3.93000%   1,116,775.00        0.00     1,116,775.00    1,116,775.00      0.00         0.00      0.00

  B-1         3.51000%     175,500.00        0.00       175,500.00      175,500.00      0.00         0.00      0.00

  C-1         3.60000%     192,000.00        0.00       192,000.00      192,000.00      0.00         0.00      0.00

  D-1         4.07000%     176,366.67        0.00       176,366.67      176,366.67      0.00         0.00      0.00
              -------    ------------        ----     ------------    ------------      ----         ----      ----
TOTAL                    3,651,704.11        0.00     3,651,704.11    3,651,704.11      0.00         0.00      0.00
              =======    ============        ====     ============    ============      ====         ====      ====

                        WFS FINANCIAL 2004-3 OWNER TRUST
                              Officer's Certificate
                  for Collection Period ended December 31, 2004
                    for Distribution Date of January 18, 2005

Detailed Reporting

      See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of December 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated August 01, 2004.

                                      __________________________________________
                                      Lori Bice
                                      Assistant Vice President
                                      Director Technical Accounting

                                      __________________________________________
                                      Susan Tyner
                                      Vice President
                                      Assistant Controller